UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 9, 2020
 _____________________
Novan, Inc.
(Exact name of registrant as specified in its charter)
 _____________________

Delaware	001-37880	20-4427682
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4105 Hopson Road, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)
(919) 485-8080
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.0001 par value	NOVN	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01. Other Event.

Market Value of Listed Securities Requirement

On July 9, 2020, Novan, Inc. (the “Company”), received written notice from the Listing Qualifications Staff of the Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that over the previous 10 consecutive business days, from June 23, 2020 to July 8, 2020, the Company’s market value of listed securities had been $50,000,000 or greater. Accordingly, the Company has regained compliance with the market value of listed securities listing requirement set forth under Nasdaq Listing Rule 5450(b)(2)(A).

Minimum Bid Price Requirement

As previously disclosed, on February 19, 2020, the Company received a letter from the staff of the Listing Qualifications Department of Nasdaq indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price for the Company’s common stock had closed below $1.00 per share for the previous 30 consecutive business days (the “Minimum Bid Price Requirement”).

As also previously disclosed, on April 17, 2020, the Company received a letter from the staff of the Listing Qualifications Department of Nasdaq indicating that, due to extraordinary market conditions, Nasdaq had tolled the compliance period for the Minimum Bid Price Requirement through June 30, 2020 (the “tolling period”), and that on April 16, 2020, Nasdaq filed an immediately effective rule change with the Securities and Exchange Commission to implement the tolling period. The letter indicated that upon expiration of the tolling period and beginning on July 1, 2020, the Company would receive the balance of days remaining under its currently pending compliance period in effect at the rule change date. Accordingly, upon expiration of the tolling period and beginning on July 1, 2020, the Company has 123 calendar days from July 1, 2020, or until November 2, 2020, to regain compliance with the Minimum Bid Price Requirement. To regain compliance, the closing bid price of the Company’s common stock must meet or exceed $1.00 per share for a minimum of 10 consecutive business days prior to November 2, 2020.

The Company intends to actively monitor the Minimum Bid Price Requirement and other continued listing requirements and, as appropriate, will consider available options to resolve any deficiencies as to those requirements and regain compliance with those requirements, as applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novan, Inc.

Date: July 9, 2020	By:	/s/ John M. Gay
John M. Gay
Vice President, Finance